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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
April 16, 2008

GLOBAL GREEN SOLUTIONS INC.
Formerly, High Grade Mining Corporation
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	20-8616221
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

789 West Pender Street
Suite 1010
Vancouver, British Columbia
Canada   V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01	REGULATION FD DISCLOSURES

Global Green Solutions Inc. (GGRN), a worldwide ecotechnology company, has acquired 100% ownership of its subsidiary, Global Greensteam LLC, through the purchase of outstanding shares owned by The Onix Corporation.

Under the terms of the agreement, GGRN also obtained the technology rights to manufacture the Onix cyclonic burners and dryers utilized in Greensteam projects. Global Greensteam LLC recently signed a contract with Aera Energy LLC, one of California’s largest oil and gas producers, to construct a Greensteam unit in an Aera oilfield, with an additional nine units to be installed over a three-year period.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit No.	Document Description
	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of April, 2008

GLOBAL GREEN SOLUTIONS INC.

BY:	__”Arnold Hughes”_______________________
Arnold Hughes
Principal Financial Officer, Principal Accounting Officer and Treasurer

NEWS RELEASE

Global Green Solutions Consolidates Ownership of Global Greensteam LLC

San Diego, CA – April 17, 2008 – Global Green Solutions Inc. (GGRN) has acquired 100% ownership of its subsidiary, Global Greensteam LLC, through the purchase of outstanding shares owned by The Onix Corporation. Under the terms of the agreement, GGRN also obtained the technology rights to manufacture the Onix cyclonic burners and dryers utilized in Greensteam projects.

Global Greensteam is a renewable energy system that produces steam and electrical power using waste biomass as a fuel source. Global Greensteam LLC recently signed a contract with Aera Energy LLC, one of California’s largest oil and gas producers, to construct a Greensteam unit in an Aera oilfield, with an additional nine units to be installed over a three-year period. The units will generate steam, which is currently produced from natural gas. The steam will be purchased by Aera for enhanced oil recovery operations.

Global Green Solutions Inc., www.globalgreensolutionsinc.com develops and implements ecotechnology solutions for renewable energy and reduction of greenhouse gas emissions. Global Green Solutions Inc. is a U.S. public traded company (GGRN:OTCBB Cusip 37947A105) with offices in Vancouver, San Diego, El Paso, New York, London, Brussels and Johannesburg.

Investor Relations                                                                                     Media Relations
North America                                                                                   Nancy Tamosaitis
Halsey Johnston                                                                                       Vorticom Public Relations
604-606-7967 or 866.408.0153                                                               212.532.2208
haljohnston@globalgreensolutionsinc.com                                               Nancyt@vorticom.com

Europe, Middle East and Africa
Shaun Brown
Innovator Capital Limited
+44.207.297.6840
shaun.brown@innovator-capital.com

 Safe Harbor for Forward Looking Statements: Except for historical information contained herein, the contents of this press release contain forward-looking statements that involve risks and uncertainties, including but not limited to economic, competitive, governmental and technological factors affecting the company’s operations, markets, products and prices as well as other factors addressed in the company’s filings with the Securities and Exchange Commission.